UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 7, 2007

Advance America, Cash Advance Centers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32363	58-2332639
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 North Church Street
Spartanburg, South Carolina 29306

(Address of principal executive offices) (Zip Code)

(864) 342-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On February 7, 2007, Advance America, Cash Advance Centers, Inc. issued a press release announcing its results of operations for the fourth quarter and fiscal year ended December 31, 2006 and filed a Current Report on Form 8-K.  The press release previously filed as Exhibit 99.1 to the Form 8-K transposed the amount of “Deferred income taxes” for 2006 and the amount of “Other liabilities” for 2006 on the Consolidated Balance Sheets.  The entry for “Deferred income taxes” for 2006 should read “13,564” rather than “157” and the entry for “Other liabilities” for 2006 should read “157” rather than “13,564”.  This Amended Current Report on Form 8-K is being furnished to reflect these corrections to the Consolidated Balance Sheets.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 7, 2007, of Advance America, Cash Advance Centers, Inc. furnished pursuant to Item 2.02. Results of Operations and Financial Condition (previously filed).
99.2	Corrected Press Release, dated as of February 7, 2007, of Advance America, Cash Advance Centers, Inc. furnished pursuant to Item 2.02. Results of Operations and Financial Condition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 8, 2007

ADVANCE AMERICA, CASH ADVANCE CENTERS, INC.

By:	/s/ John I. Hill
John I. Hill
Executive Vice President and
Chief Financial Officer

Exhibit Number	Description

99.1	Press Release, dated February 7, 2007, of Advance America, Cash Advance Centers, Inc. furnished pursuant to Item 2.02. Results of Operations and Financial Condition (previously filed).
99.2	Corrected Press Release, dated as of February 7, 2007, of Advance America, Cash Advance Centers, Inc. furnished pursuant to Item 2.02. Results of Operations and Financial Condition.